Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2019
Other Liabilities, Noncurrent [Abstract]
Other Long-Term Liabilities

14.   Other Long-Term Liabilities

Other long-term liabilities consist of the following as of December 31, 2018 and 2019 (in thousands):

	2018	2019
Contract liabilities, net of current portion	$23,880	$30,925
Deferred payments related to acquisitions	5,904	4,963
Deferred rent and other facility costs	6,837	1,961
Employee separation costs	6,800	1,838
Loss on facilities not in use	4,332	—
Lease incentives	2,300	—
Other	1,263	1,764
Other long-term liabilities	$51,316	$41,451

Contract Liabilities

As discussed in Note 4, in connection with its student tuition contracts, the Company has an obligation to provide free classes in the future should certain eligibility conditions be maintained (the Graduation Fund). Long-term contract liabilities represent the amount of revenue under these arrangements that the Company expects will be realized after one year.

Employee Separation Costs

Severance and other employee separation costs to be paid after one year.

Deferred Rent and Other Facility Costs and Loss on Facilities Not in Use

Prior to the adoption of ASC 842 on January 1, 2019, the Company recorded a liability for lease costs of campus and non-campus facilities that are not currently in use (see Note 5). For facilities still in use, the Company recorded rent expense on a straight-line basis over the initial term of a lease. The difference between the rent payment and the straight-line rent expense was recorded as a liability. Upon adoption of ASC 842, these liability balances were netted against the ROU asset recognized on January 1, 2019. As such, there are no long-term liability balances for deferred rent and loss on facilities not in use as of December 31, 2019. At December 31, 2018 and 2019, the Company had $1.9 million and $2.1 million, respectively, included in the deferred rent and other facility costs balances, which relate to asset retirement obligations for lease agreements requiring the leased premises to be returned in a predetermined condition.

Deferred Payments Related to Acquisitions

In connection with previous acquisitions, the Company acquired certain assets and entered into deferred payment arrangements with the sellers. The deferred payment arrangements are valued at approximately $3.1 million and $2.2 million as of December 31, 2018 and 2019, respectively. In addition, one of the sellers contributed $2.8 million to the Company representing the seller’s continuing interest in the assets acquired.

Lease Incentives

In conjunction with the opening of new campuses or renovation of existing campuses, the Company, in some instances, was reimbursed by the lessors for improvements made to the leased properties. Prior to the adoption of ASC 842 on January 1, 2019, the underlying assets were capitalized as leasehold improvements and a liability was established for the reimbursements in accordance with ASC 840-20. The leasehold improvements and the liability are amortized on a straight-line basis over the corresponding lease terms, which generally range from five years to ten years. Upon adoption of ASC 842, the liability balance associated with the reimbursement was netted against the ROU asset recognized on January 1, 2019. As such, there is no lease incentive long-term liability balance as of December 31, 2019.